UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20459

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
                                                Commission Only (as permitted by
                                                Rule  14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                              PAB BANKSHARES, INC.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):

     [X]   No  fee  required.
     [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
           0-11.
     (1)   Title of each class of securities to which transaction applies:

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     (2)   Aggregate number of securities to which transaction applies:

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     (3)   Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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     (4)   Proposed  maximum  aggregate  value  of  the  transaction:

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     (5)   Total  fee  paid:

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     [ ]   Fee paid previously with preliminary materials:

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     [ ]   Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)   Amount  previously  paid:

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     (2)   Form,  Schedule  or  Registration  Statement  No.:

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     (4)   Date  Filed:

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
                              PAB BANKSHARES, INC.
                            3250 North Valdosta Road
                            Valdosta, Georgia  31602
                                 (229) 241-2775

                                  -------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To be held on May 28, 2002

                                  -------------

TO THE SHAREHOLDERS OF PAB BANKSHARES, INC.:

     The Annual Meeting of Shareholders (the "Annual Meeting") of PAB Bankshares, Inc. (the "Company") will be held at the Company's offices, 3250 North Valdosta Road, Valdosta, Georgia 31602 on Tuesday, May 28, 2002 at 10:00 a.m., local time, for the following purposes:

            1. To re-elect four members to the Board of Directors to serve three year terms expiring at the Annual Meeting of Shareholders in 2005;

            2. To approve the appointment of Mauldin & Jenkins, LLC as our independent auditors for the fiscal year 2002; and

            3. To consider such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

     The Board of Directors has set April 12, 2002 as the record date for the Annual Meeting. Only shareholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting.


                                   By Order of the Board of Directors


                                   /s/  R. Bradford Burnette
                                   -----------------------------------
                                   R.  Bradford  Burnette
                                   Chairman  of  the  Board


Valdosta, Georgia
April 26, 2002


YOUR PROXY IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY COMPLETING, SIGNING AND MAILING THE ENCLOSED PROXY CARD TO THE COMPANY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE. YOUR PROXY MAY BE REVOKED, IF YOU CHOOSE, AT ANY TIME PRIOR TO THE VOTE BEING TAKEN AT THE ANNUAL MEETING.

                              PAB BANKSHARES, INC.
                            3250 North Valdosta Road
                            Valdosta, Georgia  31602
                                 (229) 241-2775


                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                           To be held on May 28, 2002


                               GENERAL INFORMATION

     This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of PAB Bankshares, Inc. (the "Company") of Proxies from the shareholders of the Company for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Tuesday, May 28, 2002 at 10:00 a.m., local time, at the Company's offices, 3250 North Valdosta Road, Valdosta, Georgia 31602. The Company operates through its two bank subsidiaries, The Park Avenue Bank and First Community Bank of Southwest Georgia (collectively, the "Banks"), and its financial services subsidiary, PAB Financial Services, LLC.

     The enclosed Proxy is for use at the Annual Meeting if a shareholder is unable to attend the Annual Meeting in person or wishes to have his or her shares voted by Proxy, even if he or she attends the Annual Meeting. The Proxy may be revoked by the person giving it at any time before its exercise, either by notice to the Secretary of the Company, by submitting a Proxy having a later date, or by such person appearing at the Annual Meeting and electing to vote in person. All shares represented by valid Proxies received pursuant to this solicitation and not revoked before their exercise will be voted in the manner specified therein. If a Proxy is signed and no specification is made, the shares represented by the Proxy will be voted in favor of each of the proposals described in this Proxy Statement and in accordance with the best judgment of the persons exercising the Proxy with respect to any other matters properly presented for action at the Annual Meeting.

      This Proxy Statement and the enclosed Proxy are being mailed to the Company's shareholders on or about April 26, 2002.

      The Board of Directors of the Company has set April 12, 2002 as the record date for the Annual Meeting. Only shareholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting. As of the record date, there were 9,430,413 shares of common stock of the Company issued and outstanding.

     A quorum for the transaction of business at the Annual Meeting consists of the holders of the majority of the outstanding shares of common stock of the Company entitled to vote at the Annual Meeting present in person or represented by Proxy. Abstentions will be treated as present for purposes of determining a quorum. Shares held by a broker as nominee (i.e., in "street name") that are represented by Proxies at the Annual Meeting, but that the broker fails to vote on one or more matters as a result of incomplete instructions from a beneficial owner of the shares ("broker non-votes"), will also be treated as present for quorum purposes. Each share of common stock of the Company is entitled to one vote on each matter to come before the Annual Meeting.

     In addition to this solicitation by mail, the officers and employees of the Company, without additional compensation, may solicit Proxies in favor of the proposals if deemed necessary, by personal contact, letter, telephone or other means of communication. Brokers, nominees and other custodians and fiduciaries will be requested to forward proxy solicitation material to the beneficial owners of the shares of common stock of the Company where appropriate, and the Company will reimburse them for their reasonable expenses incurred in connection with such transmittals. The costs of solicitation of Proxies for the Annual Meeting will be borne by the Company.

                                  PROPOSAL ONE:
                              ELECTION OF DIRECTORS

      The Company's Board of Directors has nominated four persons for re-election as directors at the Annual Meeting to hold office until the 2005 Annual Meeting of Shareholders. Each person nominated shall hold office until the term of the class of directors for which he has been elected expires and until his successor is duly elected and qualified, or until his earlier death, resignation, incapacity to serve, or removal.

      The members of the Company's Board of Directors are elected by the shareholders. The directorships of the Company are divided into three classes, with the members of each class generally serving three year terms. The Company's Board of Directors presently consists of 12 members.

Vote Required
-------------

     If for any reason any nominee should become unable or unwilling to accept nomination or election, persons voting the Proxies will vote for the election of another nominee designated by the Company's Board of Directors. Management of the Company has no reason to believe that any nominee will not serve, if elected. With regard to the election of directors, votes may be cast for, or votes may be withheld from, each nominee. The proposal to elect directors to serve as members of the Company's Board of Directors requires the affirmative vote of a plurality of the shares of common stock of the Company present in person or represented by proxy at the Annual Meeting. Votes that are withheld, abstentions, and broker non-votes will have no effect on the election of directors.

Nominations for Election and Information Regarding Directors
------------------------------------------------------------

     Set forth below is information about each nominee for re-election to a term as a director and each incumbent director whose term of office expires at the Annual Meetings of Shareholders in 2003 or 2004.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO
                 RE-ELECT AS DIRECTORS THE NOMINEES NAMED BELOW.

NOMINATIONS FOR ELECTION TO TERM EXPIRING AT THE 2005 ANNUAL MEETING
--------------------------------------------------------------------

R. BRADFORD BURNETTE
Director since 1982
Age 62

     Mr. Burnette has been Chairman of the Board of Directors of the Company since February 2000 and has served as President and Chief Executive Officer of the Company from 1982 until 2001. He has served as a director of the Company since 1982. Mr. Burnette was the Chief Executive Officer of The Park Avenue Bank from 1990 to 1997, President from 1983 to 1990, and an Executive Vice President from 1968 to 1982. He has been a director of The Park Avenue Bank from 1968 to 2000 and was reelected as director in 2001. Mr. Burnette served as a director of the Farmers & Merchants Bank from 1986 until 2000, Eagle Bank & Trust from 1999 until 2000, and First Community Bank of Southwest Georgia from 1995 until 2000, where he was Chief Executive Officer from 1996 to 1998. Mr. Burnette served as a director of The Bankers Bank from 1990 through March 2001, and during that time served as Chairman of the Board, Chairman of its Compensation Committee and member of its Executive Committee. In January 2002, Mr. Burnette was elected to serve as a director of the Federal Home Loan Bank of Atlanta.

================================================================================

THOMPSON KURRIE, JR.
Director since 1989
Age 53

     Mr. Kurrie has been a director of the Company since 1989 and a member of its Executive Committee from 1989 until 2001. He has served as a director of The Park Avenue Bank since 1989. Mr. Kurrie is a partner with the law firm of Coleman, Talley, Newbern, Kurrie, Preston & Holland where he has practiced law since 1985. Mr. Kurrie is also a certified public accountant, having previously served as a partner in the accounting firm of PricewaterhouseCoopers from 1976 to 1983.

================================================================================

KENNITH D. MCLEOD
Director since 1999
Age 55

     Mr. McLeod has been a director of the Company since 1999, a member of its Executive Committee from 1999 until 2001, and a member of its Audit Committee since 2000. He has served as a director of The Park Avenue Bank since 2001 and of Baxley Federal Bank from 1985 to its merger into The Park Avenue Bank on March 8, 2002. Mr. McLeod has been a self-employed certified public accountant in Hazlehurst, Georgia since 1975. Mr. McLeod is the principal owner and Chief Executive Officer of Hazlehurst, Main Street, Inc. and Medallion Investment Group, LLC, both of which are involved in commercial and industrial real estate ownership and management.

================================================================================

PAUL E. PARKER
Director since 1998
Age 53

     Mr. Parker has been a director of the Company and a member of its Audit Committee since 1998 and a member of its Compensation Committee from 1998 until 2001. He has been a director of The Park Avenue Bank since 2001 and of Eagle Bank & Trust from its founding in 1990 to its merger into The Park Avenue Bank on January 11, 2002. Mr. Parker served as Vice Chairman of the Board of Directors of Eagle Bank & Trust from 1990 to 1994 and from 1997 to the merger. Mr. Parker also served as a director and Vice Chairman of the Board of Directors of Eagle Bancorp, Inc. from 1990 to 1998, when it was acquired by the Company. Mr. Parker has served as a director and the Vice President of Claxton Bakery, Inc., a family owned wholesale bakery, since 1970 and served as a director of The Claxton Bank since 1977 and its holding company, Southern Bankshares, Inc., since 1998.

================================================================================

INCUMBENT DIRECTORS TERMS EXPIRING AT THE 2004 ANNUAL MEETING
-------------------------------------------------------------

BILL J. JONES
Director since 1998
Age 73

     Mr. Jones has been a director of the Company and Chairman of its Audit Committee since 1998 and a member of its Executive Committee from 1998 until 2001. Since 2001, he has served as director of The Park Avenue Bank. He served as a director and Vice Chairman of First Community Bank of Southwest Georgia from 1998 until June 2001 and he continues to serve as Chairman of their Loan Committee. Mr. Jones was the Chairman of Investors Financial Corp. and Bainbridge National Bank from 1991 to 1998, when they were acquired by the Company. In 1987, Mr. Jones retired as President and Chief Executive Officer of Citizens & Southern National Bank, Decatur County, after 36 years in the banking business.

================================================================================

JAMES B. LANIER, JR.
Director since 1998
Age 55

     Mr. Lanier has been a director of the Company since 1998 and a member of its Executive Committee from 1998 until 2001. He has served as a director of The Park Avenue Bank since 2001 and was a founding director of Eagle Bank & Trust, where he has served as Chairman of the Board of Directors since 1997 to its merger into The Park Avenue Bank on January 11, 2002. Mr. Lanier also served as a director of Eagle Bancorp, Inc. from 1990 to 1998 and as Chairman of the Board of Directors of Eagle Bancorp, Inc. from 1997 to 1998, when it was acquired by the Company. Mr. Lanier has been self employed since 1974, serving as President and owner of Lanier Appraisals, Inc., a real estate appraisal firm, and Secretary-Treasurer and a partner in Lanier-Brookins, Inc., a forestry consulting firm.

================================================================================

F. FERRELL SCRUGGS, SR.
Director since 1989
Age 63

      Mr. Scruggs has been a director of the Company since 1989, a member of its Executive Committee from 1989 until 2001, and Chairman of its Loan Committee since 2000. He was a director of The Park Avenue Bank from 1989 until 1999 and was reelected as a director in 2001. Mr. Scruggs has served as Chairman of the Board of Directors of the Scruggs Company, a construction business, since 1995 and was President and Chief Operating Officer for 30 years before.

================================================================================

JOHN M. SIMMONS
Director since 1998
Age 63

     Mr. Simmons has been a director of the Company since 1998 and a member of its Compensation Committee from 1998 until 2001. He has served as a director of The Park Avenue Bank since 2001 and of First Community Bank of Southwest Georgia since 1998. Mr. Simmons was a director of Investors Financial Corp. and Bainbridge National Bank from 1991 to 1998, when they were acquired by the Company. Mr. Simmons is also the Chairman of the Board of Directors of Elberta Crate and Box Company and has been employed by Elberta Crate and Box Company since 1961.

================================================================================

INCUMBENT DIRECTORS TERMS EXPIRING AT THE 2003 ANNUAL MEETING OF SHAREHOLDERS
-----------------------------------------------------------------------------

JAMES L. DEWAR, JR.
Director since 1982
Age 59

     Mr. Dewar, Jr. has been a director of the Company since 1982, a member of its Executive Committee from 1982 until 2001, and a member of its Loan Committee since 2000. Mr. Dewar, Jr. has also been a director of The Park Avenue Bank since 1969. Mr. Dewar, Jr. has been the President of Dewar Properties, Inc. since 1982 and Dewar Realty, Inc. since 1978. He has been involved in real estate development, construction and management for the past 31 years.

================================================================================

MICHAEL E. RICKETSON
Director since 2001
Age 52

     Mr. Ricketson has served as President of the Company since July 1, 2001 and Chief Executive Officer of the Company and The Park Avenue Bank since January 1, 2002 and a director of the Company and The Park Avenue Bank since September 26, 2001. He served as Executive Vice President, Chief Financial Officer and Treasurer of the Company from February 1, 2000 to August 30, 2001. He has also served as Chief Operating Officer of the Company since March 26, 2001. Before joining the Company, Mr. Ricketson had been Chief Financial Officer of Premier Bancshares, Inc. from June 1997 until its acquisition by BB&T Corporation in January of 2000. Prior to Premier Bancshares, Inc., Mr. Ricketson served as Executive Vice President and a director of Central and Southern Holding Company from 1996 to 1997 and Chief Financial Officer of its wholly-owned subsidiary, Central and Southern Bank, from October 1993 to 1997.

================================================================================

JOE P. SINGLETARY, JR.
Director since 1989
Age 64

      Mr. Singletary has been a director of the Company since 1989, a member of its Loan Committee since 1989, and a member of its Compensation Committee from 1989 until 2001. He has served as a director of The Park Avenue Bank from 1989 until 1999, and was reelected as a director in 2001. Mr. Singletary has been an executive officer and an owner of Sing Bros., Inc., a gasoline and wholesale/retail company, since 1974 and Tripo, Inc., a similar business, since 1987.

================================================================================

WALTER W. CARROLL, II
Director since 1989
Age 53

     Mr. Carroll has been a director of the Company since 1989, a member of its Audit Committee since 1989, and a member of its Compensation Committee from 1989 until 2001. Mr. Carroll has been a director of The Park Avenue Bank since 1989. As of April 1, 2002, Mr. Carroll also became Vice President of Business Development for The Park Avenue Bank. As a result, he will be removed from the Audit Committee and replaced with an individual who meets the independence requirement of Section 121(A) of the American Stock Exchange's listing standards as soon as it is feasible. Mr. Carroll served as an executive officer and an owner of Sunset Farm Foods, Inc. from 1971 to 1997.

================================================================================

     There are no family relationships between any of the directors or executive officers of the Company or its subsidiaries, except for the following:

- R. Bradford Burnette, Chairman of the Board of the Company, is the father-in-law of Jeff Hanson, President and a director of First Community Bank of Southwest Georgia;

- F. Ferrell Scruggs, Sr., a director of the Company, is the brother of J. Kenneth Scruggs, Jr., a director of The Park Avenue Bank until 2001, and the father of F. Ferrell Scruggs, Jr., a member of the Valdosta advisory board of The Park Avenue Bank;

- Joe P. Singletary, Jr., a director of the Company, is the father of Joe P. Singletary, III, a member of the Valdosta advisory board of The Park Avenue Bank; and

- Paul E. Parker, a director of the Company, is the brother of W. Dale Parker, a member of the board of directors of Eagle Bank and Trust during 2001 and currently a member of its advisory board.

                                  PROPOSAL TWO:
                 APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS

      Our Board of Directors, upon the recommendation of our Audit committee, has appointed Mauldin & Jenkins, LLC as independent auditors for the fiscal year ending 2002. A proposal will be presented at the 2002 Annual Meeting to approve the appointment of Mauldin & Jenkins, LLC as our independent auditors for the fiscal year 2002. Approval of this appointment requires the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote. If shareholders fail to approve the appointment of Mauldin & Jenkins, LLC, other independent auditors will be considered by the Board of Directors upon recommendation of the Audit Committee. We have been advised that a representative of Mauldin & Jenkins, LLC will be present at the Annual Meeting, be given an opportunity to speak and be available to answer appropriate questions.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

                                  OTHER MATTERS

     At the time of the preparation of this Proxy Statement, the Company was not aware of any matters to be presented for action at the Annual Meeting other than the proposals referred to herein. If other matters are properly presented for action at the Annual Meeting, it is intended that the persons named as Proxies will vote or refrain from voting in accordance with their best judgment on such matters.

Recent  Changes  to  the  Board  of  Directors
----------------------------------------------

     D. Ramsay Simmons, who had served as a director of the Company since he was appointed by the Board in 1995, retired on September 26, 2001. In accordance with the Company's Bylaws, on September 26, 2001, the Board unanimously appointed Michael E. Ricketson to fill the vacancy created by the retirement of Mr. D. Simmons. Mr. Ricketson began serving on the Board effective as of the date of his appointment. James L. Dewar, Sr., who has served as a director of the Company since 1982, was placed on inactive status as of October 23, 2001 due to illness. In an effort to comply with Georgia law requiring that classes of directors be apportioned so as to be as nearly equal in number as possible, the Board of Directors has reclassified Mr. Ricketson, who filled the vacancy created by the retirement of Mr. D. Simmons, whose term expired in 2004, to serve in the class of directors whose term expires in 2003, to fill the vacancy created by Mr. Dewar, Sr. Mr. Ricketson has consented to this re-classification.

                MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

      The business and affairs of the Company are under the direction of the Company's Board of Directors, which held 12 meetings during 2001. During 2001, the Board of Directors had an Audit Committee, a Loan Committee, a Compensation Committee and an Executive Committee. Each director attended at least 75% or more of the aggregate number of meetings held by the Board of Directors and the committees on which he served, except James L. Dewar, Sr., who, as of October 23, 2001, was placed on inactive status due to illness. All directors have served continuously since their first election.

      The Audit Committee consisted of four members and had five meetings during the 2001 fiscal year. The Audit Committee reviews the scope and timing of the audit services of the Company's independent accountants and any other services such accountants are asked to perform. In addition, the Audit Committee reviews the independent accountants' report on the Company's financial statements and the Company's policies and procedures with respect to internal accounting and financial controls. The members of the Audit Committee during 2001 were Walter
W. Carroll, II, Bill J. Jones, Kennith D. McLeod and Paul E. Parker. Because Mr. Carroll became Vice President of Business Development for The Park Avenue Bank on April 1, 2002, he will no longer serve on the Audit Committee and will be replaced with an individual who meets the independence requirement of Section 121(A) of the American Stock Exchange's listing standards as soon as it is feasible.

      The Loan Committee consists of five director members and one non-director member and had 16 meetings during the 2001 fiscal year. The Loan Committee reviews and approves all loan relationships over $2,000,000 and any loan relationships over $1,000,000 that have loan policy exceptions. The current members of the Loan Committee are R. Bradford Burnette, James L. Dewar, Jr., Michael E. Ricketson, F. Ferrell Scruggs, Sr., Joe P. Singletary, Jr. and non-director member M. Burke Welsh, Jr., Executive Vice President and Chief Credit Officer of the Company.

      During 2001, the Compensation Committee consisted of four members and had two meetings. The function of the Compensation Committee was to review and make recommendations to the Board of Directors concerning compensation and benefits for the Chief Executive Officer of the Company. As of June 26, 2001, the Board of Directors suspended the Compensation Committee's duties and undertook the committee's responsibilities directly. While in operation, the members of the Compensation Committee were Walter W. Carroll, II, Paul E. Parker, John M. Simmons, and Joe P. Singletary, Jr.

      The Executive Committee consisted of four directors and had seven meetings during the 2001 fiscal year. The Executive Committee may exercise the authority of the full board with respect to certain matters as permitted by law and our Bylaws. As of June 26, 2001, the Board of Directors also suspended the Executive Committee's function and undertook the committee's responsibilities directly. While in operation, the members of the Executive Committee were James L. Dewar, Jr., Bill J. Jones, Thompson Kurrie, Jr., and F. Ferrell Scruggs, Sr.

                               EXECUTIVE OFFICERS

     The executive officers of the Company are elected annually and serve at the pleasure of the Board of Directors. The following sets forth certain information with respect to the executive officers of the Company.

================================================================================

R.  BRADFORD  BURNETTE
Chairman  of  the  Board
Age  62

     Mr. Burnette served as President of the Company from 1982 until July 1, 2001, Chief Executive Officer of the Company from 1982 until December 31, 2001 and director of the Company from 1982 to the present. He has served as Chairman of the Board of the Company since 2000. As of December 31, 2001, Mr. Burnette retired as Chief Executive Officer but retained the title of Chairman of the Board. See "Proposal One: Election of Directors" for further biographical information concerning Mr. Burnette.

================================================================================

MICHAEL  E.  RICKETSON
President and Chief Executive Officer
Age  52

     Mr. Ricketson has served as President of the Company since July 1, 2001 and Chief Executive Officer of the Company and The Park Avenue Bank since January 1, 2002 and a director of the Company since September 26, 2001. He served as Executive Vice President, Chief Financial Officer and Treasurer of the Company from February 1, 2000 to August 30, 2001. He has also served as Chief Operating Officer of the Company since March 26, 2001. See "Incumbent Director Terms Expiring at the 2003 Annual Meeting of Shareholders" for further biographical information concerning Mr. Ricketson.

================================================================================

M.  BURKE  WELSH,  JR.
Executive Vice President and Chief Credit Officer
Age  56

     Mr. Welsh has served as Executive Vice President and Chief Credit Officer of the Company and The Park Avenue Bank since August 30, 2001. Previously, Mr. Welsh had been Senior Vice President of The Park Avenue Bank from August 9, 2000 to August 30, 2001. Before joining the Company, Mr. Welsh was employed by Central & Southern and its successor Premier Bankshares, Inc. from 1992 until its acquisition by BB&T Corporation in January of 2000, where he last served as Market President.

================================================================================

DONALD  J.  TORBERT,  JR.
Senior Vice President and Chief Financial Officer
Age  29

      Mr. Torbert is a certified public accountant and has served as Senior Vice President and Chief Financial Officer and Treasurer of the Company and The Park Avenue Bank since August 30, 2001. Previously, Mr. Torbert was Vice President and Controller of the Company from May 8, 2000 to August 30, 2001. Prior to joining the Company, Mr. Torbert was employed with Mauldin & Jenkins, LLC, an accounting firm, from 1994 to 2000, where he last served as Audit Manager for the firm.

================================================================================

C.  LARRY  WILKINSON
Executive  Vice  President,  Retired
Age  55

     Mr. Wilkinson served as Executive Vice President of the Company from 1990 until his retirement as of December 31, 2001. He also served as Chief Financial Officer of the Company from 1990 to 2000. Mr. Wilkinson served as Executive Vice President and Chief Financial Officer of The Park Avenue Bank from 1990 to 1997 and as Senior Vice President of The Park Avenue Bank from 1983 to 1990.
Mr. Wilkinson also served as a director of The Park Avenue Bank from 1986 to 2000, Eagle Bank & Trust from 1999 until 2000, and Farmers & Merchants Bank from 1986 to 2000. Mr. Wilkinson's retirement from the Company's Board of Directors was effective as of the 2001 Annual Meeting.

================================================================================

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors, which during fiscal 2001 consisted entirely of directors who meet the independence requirements of
Section 121(A) of the of the American Stock Exchange's listing standards, has furnished the report set forth below. On April 1, 2002, Mr. Carroll, who served on the Audit Committee during fiscal 2001, became our Vice President of Business Development. Accordingly, he will no longer serve on the Audit Committee and will be replaced with an individual who meets the independence requirement of
Section 121(A) of the American Stock Exchange's listing standards as soon as it is feasible. The Board of Directors has adopted an Audit Committee Charter which was attached as an appendix to our proxy statement for the year 2001.

     Management is responsible for the Company's internal controls, financial reporting process, preparation of financial statements and compliance with laws and regulations and ethical business standards. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue an opinion as to the audited financial statements conformity to generally accepted accounting principles. The Committee's responsibility is to monitor and oversee these processes.

      Within this context, the Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     The Company's independent accountants also provided to the Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm's independence.

     Based upon the Committee's discussions with management and the independent accountants and the Committee's review of the representation of management and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, filed with the Securities and Exchange Commission (the "SEC").

     The foregoing report has been furnished by the Audit Committee of the Board of Directors.


                                               Bill J. Jones, Chairman
                                               Walter W. Carroll, II
                                               Kennith D. McLeod
                                               Paul E. Parker

     The foregoing report of the Audit Committee shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the SEC under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the report by reference in any such document.

Change of Accountants
---------------------

     On May 29, 2001, our board of directors voted to engage Mauldin & Jenkins,
LLC as our independent auditors for the year ending December 31, 2001.   On May
30, 2001, we notified Stewart, Fowler and Stalvey, P.C., our previous independent auditors, that they would not be engaged for the audit of fiscal year 2001. The determination to engage Mauldin & Jenkins, LLC was the result of a competitive bid process.

     As required by securities laws, we filed a Current Report on Form 8-K, dated May 29, 2001, with the Securities and Exchange Commission announcing our change in accountants. In that Current Report on Form 8-K, we disclosed that the report of Stewart, Fowler and Stalvey, P.C. on our consolidated financial statements for the fiscal years ended December 31, 1999 and 2000 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. We also disclosed that during the years ended December 31, 1999 and 2000 and for the interim period from December 31, 2000 to May 29, 2001, there were no disagreements between us and Stewart, Fowler and Stalvey, P.C. as to accounting principles or practices, financial statement disclosure or audit scope or procedure. A letter from Stewart, Fowler and Stalvey, P.C., dated May 30, 2001, stating that they agreed with the disclosures we made in our Form 8-K regarding the change of auditors was filed as Exhibit 16 to that Current Report on Form 8-K.

Audit Fees
----------

     Mauldin & Jenkins, LLC audited the consolidated financial statements of the Company for the 2001 fiscal year. A representative of Mauldin & Jenkins, LLC will be present at the Annual Meeting with the opportunity to make a statement and will be available to respond to appropriate questions. The Board of Directors of the Company has selected Mauldin & Jenkins, LLC as independent accounting firm for the 2002 fiscal year and shareholders will be asked to approve the appointment of Mauldin & Jenkins, LLC as the Company's independent auditors at the 2002 Annual Meeting.

     The aggregate fees billed and to be billed by Mauldin & Jenkins, LLC for professional services rendered for the audit of the Company's annual financial statements for fiscal year 2001 and the reviews of the financial statements included in the Company's Forms 10-Q for such fiscal year were $125,000.

Financial Information Systems Design and Implementation Fees
------------------------------------------------------------

     There were no fees billed by Mauldin & Jenkins, LLC for professional services rendered for financial information systems design and implementation for fiscal year 2001.

All  Other  Fees
----------------

     The aggregate fees billed by Mauldin & Jenkins, LLC for professional services rendered other than as stated under the captions Audit Fees and Financial Information Systems Design and Implementation Fees above were $46,000. The Audit Committee considers the provision of these services to be compatible with maintaining the independence of Mauldin & Jenkins, LLC.

                             EXECUTIVE COMPENSATION

Report of the Board of Directors on Executive Compensation
----------------------------------------------------------

     In accordance with rules of the SEC, the Board of Directors of the Company is providing the following report regarding compensation policies for the Company's Chief Executive Officer and other executive officers with respect to compensation paid to such persons during the last fiscal year. As of June 26, 2001, the Board of Directors suspended the Compensation Committee's duties and undertook the committee's responsibilities directly. While in operation, the members of the Compensation Committee were Walter W. Carroll, II, Paul E. Parker, John M. Simmons, and Joe P. Singletary, Jr., each a non-employee director of the Company. Because the Compensation Committee's duties were suspended during fiscal 2001, some of the actions described herein were taken by either or both of the Compensation Committee or the full Board of Directors. Because any actions taken by the Compensation Committee are taken on behalf of the full Board of Directors, the report attributes all actions with respect to compensation policy to the full Board of Directors.

     It is the Board of Director's responsibility to establish the salary, bonus and other compensation of the Chief Executive Officer. When the Board of Directors considers matters relating to the compensation of the Chief Executive Officer, the Chief Executive Officer is excluded from the meeting. In formulating its policy and decisions, in fiscal year 2000, the Board of Directors engaged the services of Matthews, Young and Associates, Inc. ("Matthews, Young"), a management consulting firm. The Board of Directors has continued to rely on this report in formulating decisions for fiscal year 2001. The Board of Directors endeavors to provide a competitive compensation package that enables the Company to attract and retain key executives. Further, the Board of Directors strives to integrate its compensation programs with the Company's annual and long-term business strategies and objectives and focus executive actions on the fulfillment of those objectives.

     The Company's executive compensation program generally consists of base salary, annual incentive compensation and long-term equity incentives in the form of stock options. With respect to the base salary of the Company's executive officers, the Board of Directors utilizes a report prepared by Matthews, Young and selects a salary based on a combination of grade and salary level set forth in the report. Base salaries are not based on the performance of the Company, but are rather intended to be commensurate with salaries paid to similarly situated executive officers. With respect to the base salaries of the executive officers of the Banks, the Board of Directors employs a similar methodology.

      In order to align the interests of management more closely with the interests of the shareholders of the Company, the Board of Directors also employs performance based measures in the form of both short-term and long-term incentive compensation awards. The Board of Directors utilizes an annual incentive award in the form of a cash bonus for the Chief Executive Officer of the Company. The maximum amount of this bonus, as a percentage of base salary, is determined by reference to a selected grade in the Matthews, Young report. The actual amount of the bonus is calculated as a percentage of base salary, which percentage depends on the percentage growth in earnings per share of the Company based on a formula defined annually by the Board of Directors. The executive officers of the Banks, on the other hand, receive annual incentive bonuses which are based in part on the recommendation of the Company's Chief Executive Officer and are not tied to the performance of the Company, but rather to the return on assets, return on equity, growth of assets, and net income of their respective bank.

      Finally, the Company has implemented a program of long-term incentives through the grant of stock options exercisable for shares of the Company's common stock. Stock options are awarded by the Company's Board of Directors after taking into account various factors, including the achievement of performance goals set by the Board of Directors and the need to retain individuals who will perform valuable service to the Company.

     As of January 1, 1999, the Company entered into an employment agreement with R. Bradford Burnette. Mr. Burnette's base salary in 2001 was $247,547, which was determined to be appropriate based on the Matthews, Young report. In determining the appropriateness of Mr. Burnette's salary, Matthews, Young relied on a combination of grade and salary levels it believed to be commensurate with the salaries of similarly situated chief executive officers. Mr. Burnette did not receive an annual incentive bonus for the fiscal year 2001, which reflects the decrease in the Company's diluted earnings per share during the year. Mr. Burnette was granted 6,000 options during 2001, none of which were exercisable as of December 31, 2001.

      As of December 31, 2001, Mr. Burnette retired as Chief Executive Officer of the Company and Mr. Michael E. Ricketson became Chief Executive Officer of the Company and The Park Avenue Bank. In connection with Mr. Burnette's retirement, he and the Company entered into a Rescission Agreement, effective as of December 31, 2001, terminating his employment agreement. Pursuant to the terms of the Rescission Agreement, Mr. Burnette will receive an annual salary of $283,472 until December 31, 2004 and receive certain benefits, including, but not limited to, continued participation in the Company's health, life and disability insurance programs and participation in the Company's 401-K matching contributions program. He also executed an Amended and Restated Salary Continuation Agreement with the Company, dated November 27, 2001. See "Termination of Employment Agreements." Mr. Burnette continues to serve as Chairman of the Board of Directors of the Company

      As of February 1, 2000, the Company entered into an employment agreement with Michael E. Ricketson, who was then Chief Financial Officer of the Company but who assumed the position of Chief Executive Officer as of January 1, 2002. Mr. Ricketson's base salary in 2001 was $177,500. He received a raise in annual salary to $240,000 upon becoming Chief Executive Officer. These salaries were determined to be appropriate based on the Matthews, Young and reflect the same combination of considerations described above. Mr. Ricketson did not receive an annual incentive bonus for the fiscal year 2001, which reflects the decrease in the Company's diluted earnings per share during the year. Mr. Ricketson was granted 27,455 options during 2001, none of which were exercisable as of December 31, 2001.

     The Board of Directors considered the salaries and bonuses of all of the executive officers of the Company and the Banks to be commensurate with those paid to similarly positioned executives in similar companies. Information on salaries for comparable executives is provided by Matthews, Young in the form of grades, annual base salary and incentive awards.

     The Board of Directors believes that its mix of market-based salaries, variable incentives for both long-term and short-term performance and the potential for equity ownership in the Company represents a balance that will motivate the management team to produce favorable returns. The Board of Directors further believes this program strikes an appropriate balance between the interests and needs of the Company in operating its business and appropriate rewards based on shareholder value.

     The foregoing report has been furnished by the Board of Directors.

       R. Bradford Burnette     Thompson Kurrie, Jr.     Michael E. Ricketson
       Walter W. Carroll, II    James B. Lanier, Jr.     F. Ferrell Scruggs, Sr.
       James L. Dewar, Jr.      Kennith D. McLeod        John M. Simmons
       Bill J. Jones            Paul E. Parker           Joe P. Singletary, Jr.

Summary Compensation Table
--------------------------

     The following table sets forth a summary of compensation paid to or accrued on behalf of the chief executive officer and the other executive officers of the Company whose aggregate compensation exceeded $100,000 for services rendered during the 2001 fiscal year.

                                                                      Long Term
                                                                    Compensation
                                       Annual Compensation             Awards
                               -----------------------------------  ------------
                                                                     Securities
Name and                                              Other Annual   Underlying     All Other
Principal              Fiscal                         Compensation     Options    Compensation
Position                Year   Salary ($)  Bonus ($)     ($)(1)          (#)         ($)(2)
---------------------  ------  ----------  ---------  -------------  -----------  -------------
R. Bradford Burnette
President and CEO        2001     247,547        -0-         6,600         6,000     1,555,719
  of the Company         2000     239,946     36,472        12,350         6,000        77,372
  and Chairman(3)        1999     201,300     61,598        22,250         3,000        70,890

Michael E. Ricketson     2001     177,500        -0-         2,200        27,455        12,088
President and CEO        2000     140,000     22,400           -0-         2,000           -0-
  of the Company(4)

C. Larry Wilkinson       2001     170,000        -0-         2,750         4,000       830,794
Executive Vice           2000     162,998     26,080        11,275         4,000        33,364
  President of the       1999     131,758     33,598        18,675         3,000        31,454
  Company

M. Burke Welsh, Jr.      2001     123,333     35,000           -0-        20,045         4,288
Executive Vice           2000      46,284      5,000           -0-           -0-           -0-
  President and CCO
  of the Company(5)

---------------
(1) The reported amount consists of director's fees. Compensation does not include any perquisites and other personal benefits which may be derived from business-related expenditures that in the aggregate do not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for such person.
(2) The reported amount consists of the Company's or the Banks' contribution to a Profit Sharing Plan and a Section 401(k) Plan and life insurance premiums paid by the Company for all executives named. For Mr. Burnette and Mr. Wilkinson, the reported amounts for 2001 include $721,752 and $569,636, respectively, in accrued severance benefits in connection with their retirements. See "Termination of Employment Agreements." For Mr. Burnette and Mr. Wilkinson, the reported amounts for 2001 also include $819,062 and $247,021, respectively, which accrued under the Salary Continuation Plan. See "Termination of Employment Agreements" and "Salary Continuation Plan." With respect to 1999, the reported amount also includes compensation paid to Messrs. Burnette and Wilkinson ($1,000 each) in the form of two shares of preferred stock of real estate investment trusts established by the two Banks. Each share of preferred stock has a liquidation value of $500.
(3) Mr. Burnette retired as Chief Executive Officer as of December 31, 2001, but continues as Chairman of the Board.
(4) Mr. Ricketson commenced employment with the Company as Chief Financial Officer on February 1, 2000. As of January 1, 2002, Mr. Ricketson became Chief Executive Officer.

(5) Mr. Welsh commenced employment with the Company as Senior Vice President of The Park Avenue Bank on August 9, 2000. As of August 30, 2001, Mr. Welsh became Executive Vice President and Chief Credit Officer of the Company.

Option  Grants  Table
---------------------

     The following table sets forth certain information regarding the grant of stock options during the 2001 fiscal year to the persons named in the Summary Compensation Table and the value of such options held by such persons at the end of the 2001 fiscal year.

                                        Option Grants in Last Fiscal Year

                            Individual Grants
---------------------------------------------------------------------------

                       Number of    % of Total
                      Securities     Options     Exercise
                      Underlying    Granted to    or Base
                        Options    Employees in    Price                         Grant Date
        Name          Granted(1)   Fiscal Year    ($/Sh)    Expiration Date  Present Value($)(2)
--------------------  -----------  ------------  ---------  ---------------  -------------------

R. Bradford Burnette        6,000          2.08      9.375       01/01/2011               14,849

Michael E. Ricketson        7,000          2.42      9.375       01/01/2011               17,324
                           20,455          7.08     10.600       09/26/2011               57,239

C. Larry Wilkinson          4,000          1.38      9.375       01/01/2011                9,900

M. Burke Welsh, Jr.         3,000          1.04     10.710       06/01/2011                8,482
                           17,045          5.90     10.600       09/26/2011               47,697

---------------
(1) Mr. Burnette's options will fully vest on January 1, 2003. Options granted to the other optionees may be exercised in five annual installments beginning with the first anniversary following the date of grant.
(2) Based on the Black-Scholes option pricing model using the following assumptions:
          Risk-free  interest  rate           5.01%
          Expected  life  of  the  options    10  years
          Expected  dividend  yield           4.40%
          Expected  volatility                32.56%

Option  Exercise  and  Fiscal  Year-End  Option  Value  Table
-------------------------------------------------------------

The following table sets forth certain information regarding the exercise of stock options during the 2001 fiscal year by the persons named in the Summary Compensation Table and the value of options held by such persons at the end of such fiscal year.

                                  Aggregated Option Exercises in Last Fiscal Year
                                         and Fiscal Year-End Option Values
                                                 Individual Grants

                                                               Number of Securities        Value of Unexercised
                                                              Underlying Unexercised       In-the-Money Options
                      Shares Acquired                         Options at FY-End (#)          at FY-End ($)(1)
       Name           on Exercise (#)   Value Realized ($)  Exercisable/Unexercisable   Exercisable/Unexercisable
--------------------  ----------------  ------------------  --------------------------  --------------------------

R. Bradford Burnette               -0-                 -0-                79,899/7,101               150,400/3,810

C. Larry Wilkinson                 -0-                 -0-                53,800/7,200               105,788/2,032

Michael E. Ricketson               -0-                 -0-                2,200/27,255                   889/3,556

M. Burke Welsh, Jr.                -0-                 -0-                  600/22,445                     -0-/-0-

---------------
(1) Market value of underlying securities at year end ($10.01), minus the option exercise price.

Director  Compensation
----------------------

     The directors of the Company are paid director's fees of $3,000 per annum plus $300 per meeting for attendance at meetings of both the Company's Board of Directors and the committees thereof. Beginning as of January 2002, in lieu of an annual fee, directors will receive $550 per meeting of the full Board of Directors and $300 per committee meeting.

Employment  Agreements
----------------------

     MICHAEL E. RICKETSON. As of February 1, 2000, the Company entered into an employment agreement with Michael E. Ricketson. Under the initial terms of his employment agreement, Mr. Ricketson served as Executive Vice President, Chief Financial Officer and Treasurer of the Company and received an initial annual base salary of $140,000. As of January 1, 2002, Mr. Ricketson became Chief Executive Officer and received an increase in annual base salary to $240,000. Mr. Ricketson's base salary is subject to normal annual increases, and bonuses as shall be determined by the Company's Board of Directors from time to time. The employment agreement runs for 36 months. In the event Mr. Ricketson's employment is terminated (i) by the Company other than for "cause" (such as a material breach of the employment agreement, gross negligence, or willful misconduct), (ii) by Mr. Ricketson for "good reason" (such as a material change in his duties, a reduction in compensation, or a required relocation of more than 50 miles from the Company's main office), or (iii) due to the Company's breach of the employment agreement, Mr. Ricketson will be entitled to continue to receive the same amount of compensation and benefits paid to him during the previous 12 months. In such case, Mr. Ricketson would be paid compensation and benefits for a period equal to the greater of the remaining term of his employment agreement or 12 months.

     In the event of a change in control of the Company, Mr. Ricketson shall be entitled, for a period of 90 days after the change in control, and at his election, to deliver notice to the Company (i) of the termination of the employment agreement, whereupon the Company shall continue to pay Mr. Ricketson his base salary for six months, or (ii) that he intends to remain in the employ of the Company, whereupon the Company shall employ Mr. Ricketson for a period equal to the greater of the remaining term of his employment agreement or 12 months.

     In the event of a change in control of the Company followed by a (i) reduction in Mr. Ricketson's compensation, (ii) material change in Mr. Ricketson's status, title, or duties, (iii) failure by the Company to increase Mr. Ricketson's salary in accordance with established procedure, or (iv) required relocation by Mr. Ricketson of more than 50 miles from the Company's main office, Mr. Ricketson will be entitled to receive severance benefits in a lump sum cash amount equal to approximately three times his total annual compensation for the fiscal year in which his compensation was highest.

     Mr. Ricketson's employment agreement restricts Mr. Ricketson from, among other things, (i) disclosing trade secrets, (ii) competing with the Company or the Banks within a 100-mile radius of the Company's main office for 24 months following termination, and (iii) employing any former employee of the Company or the Banks for 12 months following the employee's termination.

     M. BURKE WELSH, JR. As of August 30, 2000, the Company entered into an employment agreement with M. Burke Welsh, Jr. Mr. Welsh currently serves as Executive Vice President and Chief Credit Officer of the Company. Under the employment agreement, Mr. Welsh's initial annual base salary is $100,000. The remainder of Mr. Welsh's agreement is substantially similar to the Company's agreement with Mr. Ricketson described above.

Termination  of  Employment  Agreements
---------------------------------------

     R. BRADFORD BURNETTE. As of December 31, 2001, Mr. Burnette retired as Chief Executive Officer of the Company but continues to serve as Chairman of the Board of the Company. In connection with Mr. Burnette's retirement as Chief Executive Officer of the Company, he and the Company entered into a Rescission Agreement, effective as of December 31, 2001, terminating his employment agreement with the Company. Pursuant to the terms of the Rescission Agreement, Mr. Burnette will receive an annual salary of $283,472 until December 31, 2004 and receive certain benefits including, but not limited to, continued participation in the Company's health, life and disability insurance programs and participation in the Company's 401-K matching contributions program. Also pursuant to the Rescission Agreement, Mr. Burnette retains all his option grants. In fiscal 2001, the Company accrued $721,752 for its liability under the Rescission Agreement.

     Also in connection with Mr. Burnette's retirement as Chief Executive Officer of the Company, Mr. Burnette and the Company entered into an Amended and Restated Salary Continuation Agreement. This agreement was in settlement of Mr. Burnette's rights under the Salary Continuation Plan described under "Salary Continuation Plan." Pursuant to this agreement, if Mr. Burnette had retired from his position as Chairman of the Board in 2001, he would have received an annual benefit of $142,608 for each of the fifteen years following his retirement. Under the Amended and Restated Salary Continuation Agreement, he will receive an annual retirement benefit of $165,087. In fiscal 2001, the Company accrued $819,062 for its liability under the Amended and Restated Salary Continuation Agreement.

     C. LARRY WILKINSON. As of December 31, 2001, Mr. Wilkinson retired as Executive Vice President of the Company and retired as director of the Company effective as of the 2001 Annual Meeting. In connection with Mr. Wilkinson's retirement, he and the Company entered into an Employment Contract Termination

Agreement, dated as of September 1, 2001. Pursuant to this agreement, Mr. Wilkinson will receive payments of $17,736 per month and continue to participate in the Company's health and life insurance programs through and including December 31, 2004. This agreement also provides that Mr. Wilkinson's annual benefit level under the Salary Continuation Plan, described under "Salary Continuation Plan", as of December 31, 2004 will be $86,120 and that this amount will be paid in equal monthly installments commencing on August 1, 2011. The agreement also permits Mr. Wilkinson to keep his options grants. Pursuant to the Employment Contract Termination Agreement, in fiscal 2001 the Company accrued $569,636 and $247,021 in liabilities for severance benefits and benefits relating to the Salary Continuation Agreement, respectively.

Salary  Continuation  Plan
--------------------------

     As of September 30, 2001, the Board of Directors of the Company terminated the Salary Continuation Plan for all participants except for Mr. R. Bradford Burnette and Mr. C. Larry Wilkinson, as described under "Termination of Employment Agreements." The Salary Continuation Plan provides for benefits upon death, disability, or retirement of certain executive officers of the Company and the Banks. Upon retirement, a covered executive whose benefits are fully vested is entitled to receive monthly payments in an annual amount equal to 40% of the average annual salary paid or payable to such employee for the three year period immediately preceding his or her retirement. The payments to which a covered executive is entitled continue for a period of 15 years. The Salary Continuation Plan has a progressive vesting schedule, commencing with the date upon which an employee becomes covered by the plan and ending with his or her projected date of retirement (at age 65). No one currently has benefits which are fully vested except for Mr. Burnette and Mr. Wilkinson in connection with their retirements. See "Termination of Employment Agreements" above.

     In the event a covered executive should die or become permanently disabled while employed by the Company or the relevant Bank prior to retirement, the Salary Continuation Plan provides for monthly payments for 15 years to the executive in an annual amount equal to 40% of his or her average annual salary for the three years immediately preceding death or disability. Should the employment of a covered executive be terminated without cause by the Company or the relevant Bank or voluntarily by the executive, the executive is entitled to receive monthly payments for 15 years in a total amount equal to a vested percentage amount (based on the number of years that the executive has been covered by the plan) multiplied by the liability accrued for that executive's retirement payments. In the event a covered executive, who is terminated for cause or, during the three year period following his or her retirement or voluntary termination, engages in the business of banking in Lowndes County, Georgia, then the Company and the Banks will have no further obligation under the Salary Continuation Plan with respect to that executive.

Stock  Option  Plans
--------------------

     1994  Stock  Option  Plan
     -------------------------

     On April 18, 1994, the Company's shareholders approved the 1994 Employee Stock Option Plan (the "1994 Plan"), which provides for the grant of options to purchase shares of the Company's common stock to the employees of the Company. The 1994 Plan serves as an employee incentive and encourages the continued employment of key personnel by facilitating their purchase of an equity interest in the Company. The 1994 Plan is administered by the Board of Directors of the Company, which has the authority to select recipients, designate the number of shares to be covered by each option, and, subject to certain restrictions, specify the terms of the options. The 1994 Plan provides for the granting of both "incentive stock options" and "nonqualified stock options." The exercise price for each incentive stock option granted under the 1994 Plan shall in no event be less than 100% of the fair market value of the Company's common stock on the date of grant and no stock option shall be exercisable after the expiration of ten years from the date of grant. The 1994 Plan covers 400,000 shares of the Company's common stock, which may be authorized for issuance and delivery by the exercise of options granted thereunder. The Company granted no options under the 1994 Plan in fiscal year 2001. As of March 1, 2002, there were 28,067 shares of the Company's common stock remaining available for grants under the 1994 Plan.

      1999 Stock Option Plan
      ----------------------

     On April 26, 1999, the Company's shareholders approved the 1999 Stock Option Plan (the "1999 Plan"), which provides for the grant of options to purchase shares of the Company's common stock to the Company's and its affiliates' directors, employees, consultants and advisors. The purpose of the 1999 Plan is to maximize the long-term success of the Company, to ensure a balanced emphasis on both current and long-term performance, to enhance participants' identification with shareholders' interests and to facilitate the attraction and retention of key individuals with outstanding abilities. The 1999 Plan is administered by the Board of Directors of the Company, which has the authority to select recipients, designate the number of shares to be covered by each option, and, subject to certain restrictions, specify the terms of the options. Like the 1994 Plan, the 1999 Plan provides for the granting of both "incentive stock options" and "nonqualified stock options." The exercise price for each incentive stock option granted under the 1999 Plan shall in no event be less than 100% of the fair market value of the Company's common stock on the date of grant and no stock option shall be exercisable after the expiration of ten years from the date of grant. The 1999 Plan covers 600,000 shares of common stock, which may be authorized for issuance and delivery by the exercise of options granted thereunder. The Company granted options to acquire an aggregate of 288,750 shares to 83 directors and employees under the 1999 Plan in fiscal year 2001. As of March 1, 2002, there were 192,165 shares of the Company's common stock remaining available for grants under the 1999 Plan.

Compensation Committee Interlocks and Insider Participation
-----------------------------------------------------------

     The members of the Compensation Committee of the Company during 2001 were Walter W. Carroll, II, Paul E. Parker, John M. Simmons and Joe P. Singletary, Jr. There were no compensation committee interlocks involving these directors.

                       SECTION 16(A) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended ("Section 16(a)") requires the Company's officers and directors, and persons who own 10% or more of the registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and 10% or more shareholders are required by regulations of the SEC to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company during fiscal year 2001, all directors, officers and 10% shareholders complied with all Section 16(a) filing requirements.

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

     The following graph compares the Company's yearly percentage change in cumulative, five-year shareholder return with the Nasdaq Market Index and The Carson Medlin Company's Independent Bank Index (the "Independent Bank Index"). The Independent Bank Index is a compilation of the total shareholder return of 23 independent community banks located in the southeastern states of Alabama, Florida, Georgia, North Carolina, South Carolina, Tennessee, Virginia, and West Virginia. The graph assumes that the value of the investment in the Company's common stock and in each index was $100 on December 31, 1996 and that all dividends were reinvested. The change in cumulative total return is measured by dividing (i) the sum of (a) the cumulative amount of dividends for the period, and (b) the change in share price between the beginning and end of the period, by (ii) the share price at the beginning of the period.


                              PAB BANKSHARES, INC.
                          FIVE YEAR PERFORMANCE INDEX

                               [GRAPH OMITTED]


                        1996  1997  1998  1999  2000  2001
                        ----  ----  ----  ----  ----  ----
PAB BANKSHARES, INC      100   115   179   131    97   108
INDEPENDENT BANK INDEX   100   148   154   140   139   165
NASDAQ INDEX             100   122   173   321   193   153

                             PRINCIPAL SHAREHOLDERS

The following table sets forth certain information regarding the shares of the Company's common stock owned as of March 1, 2002, (i) by each person who beneficially owned more than 5% of the shares of the Company's common stock,
(ii) by each of the Company's directors and executive officers named in the Summary Compensation Table, and (iii) by all of the Company's directors and executive officers as a group.

                                        Number of     Percentage
Name of Beneficial Owner(1)               Shares     Ownership(2)
-------------------------------------  ------------  ------------
R. Bradford Burnette                    260,052(3)           2.67

Walter W. Carroll, II                    88,467(4)              *

Dewar Family, L.P.                    1,117,026(5)          11.46
P. O. Box 2985
Valdosta, Georgia 31604

James L. Dewar, Jr.                   1,463,067(6)          15.01

James L. Dewar, Sr.                   1,118,926(7)          11.48

Bill J. Jones                           157,833(8)           1.62

Thompson Kurrie, Jr.                     34,080(9)              *

James B. Lanier, Jr.                     18,249(10)             *

Kennith D. McLeod                        68,314(11)             *

Paul E. Parker                           26,700(12)             *

Michael E. Ricketson                     12,000(13)             *

F. Ferrell Scruggs, Sr.                  85,918(14)             *

John M. Simmons                          97,013(15)          1.00

Joe P. Singletary, Jr.                  115,609(16)          1.19

M. Burke Welsh, Jr.                         759(17)             *

C. Larry Wilkinson                      108,793(18)          1.11

All directors and executive officers  2,561,860             26.06
as a group (16 persons)

--------------------
*Less  than  1%.

(1) Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if he or she has or shares the power to vote or to direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities owned by such person's spouse, children or relatives living in the same household. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any securities that such person has the right to acquire beneficial ownership of within 60 days. For purposes of this table, we have not required that an option have an exercise price lower than the price of our common stock as of March 1, 2002 ($10.35) in order to qualify as a right to acquire the underlying stock into which it converts. Except as otherwise indicated, the persons named in the above table have sole voting and investment power with respect to all shares shown as beneficially owned by them. The information as to beneficial ownership has been furnished by the respective persons listed in the above table.
(2) Based on 9,421,913 shares outstanding as of March 1, 2002. Shares underlying outstanding stock options or warrants held by the person indicated and exercisable within 60 days of such date are deemed to be outstanding for purposes of calculating the percentage owned by such holder.
(3) Includes 5,762 shares held by Mr. Burnette's wife, and 5,760 shares held for Mr. Burnette's minor grandchildren of which Mr. Burnette's wife is custodian and of which shares Mr. Burnette disclaims beneficial ownership. Also includes 79,899 vested options granted to Mr. Burnette. Further includes 100,000 shares owned by a family limited partnership with Mr. Burnette and his spouse as general partners possessing shared investment power and voting power.
(4) Includes 1,148 shares held by Mr. Carroll's wife, of which shares Mr. Carroll disclaims beneficial ownership, and 9,165 shares held by Mr. Carroll's minor children. Also includes 11,200 vested, in-the-money options granted to Mr. Carroll.
(5) The Dewar Family, L.P. is a limited partnership with Messrs. Dewar, Sr. and Dewar, Jr. as its general partners possessing shared investment power and each possessing voting power as to certain shares owned by the limited partnership. The mailing address of the Dewar Family, L.P. is P. O. Box 2985, Valdosta, Georgia 31604.
(6) Includes 1,117,026 shares owned by the Dewar Family, L.P. Mr. Dewar, Jr. is a general partner of the Dewar Family, L.P. and possesses shared investment power as to all shares owned by the limited partnership and the power to vote 563,354 shares owned by the limited partnership. Also includes 11,200 vested options granted to Mr. Dewar, Jr. The mailing address of Mr. Dewar, Jr. is P. O. Box 2985, Valdosta, Georgia 31604. Also includes 2,038 shares held by Mr. Dewar, Jr.'s wife, of which shares Mr. Dewar, Jr. disclaims beneficial ownership.
(7) Includes 1,117,026 shares owned by the Dewar Family, L.P., a family trust. Mr. Dewar, Sr. is a general partner of the Dewar Family, L.P. and possesses shared investment power as to all shares owned by the limited partnership and the power to vote 553,672 shares owned by the limited partnership. Includes 1,000 shares owned by Mr. Dewar, Sr.'s wife, of which shares Mr. Dewar, Sr. disclaims beneficial ownership. The mailing address of Mr. Dewar, Sr. is P. O. Box 2985, Valdosta, Georgia 31604.
(8) Includes 66,334 shares held by Mr. Jones' minor grandchildren, over which shares Mr. Jones has custodial power. Also includes 5,200 vested options granted to Mr. Jones.
(9)   Includes 11,200 vested options granted to Mr. Kurrie.
(10)  Includes 3,200 vested options granted to Mr. Lanier.
(11) Includes 7,128 shares held jointly with Mr. McLeod's wife as to which shares Mr. McLeod possesses shared voting and investment power. Includes 13,334 shares held by Mr. McLeod's wife of which shares Mr. McLeod disclaims beneficial ownership. Further includes 1,200 vested options granted to Mr. McLeod.
(12)  Includes 3,200 vested options granted to Mr. Parker.
(13)  Includes 2,200 vested options granted to Mr. Ricketson.
(14) Includes 16,117 shares held by Mr. Scruggs' wife, of which shares Mr. Scruggs disclaims beneficial ownership. Also includes 11,200 vested options granted to Mr. Scruggs.
(15) Includes 61,133 shares held by Mr. Simmons' wife, of which shares Mr. Simmons disclaims beneficial ownership. Also includes 5,200 vested options granted to Mr. Simmons.
(16) Includes 15,582 shares held by Mr. Singletary's wife, of which shares Mr. Singletary disclaims beneficial ownership. Includes 7,087 shares owned by Sing Bros., Inc., of which Mr. Singletary is the President, and 2,675 shares owned by Tripo, Inc., of which Mr. Singletary is also the President. Also includes 11,200 vested options granted to Mr. Singletary.
(17)  Includes  600  vested  options  granted  to  Mr.  Welsh.
(18) Includes 3,609 shares held by Mr. Wilkinson's wife of which shares Mr. Wilkinson disclaims beneficial ownership. Includes 53,800 vested options granted to Mr. Wilkinson.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Certain of the officers, directors and shareholders of the Company named in this Proxy Statement and the Banks, and affiliates of such persons, have from time to time engaged in banking transactions with the Banks. Such persons are expected to continue these transactions in the future. Any loans or other extensions of credit made by the Banks to such individuals were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated third parties and did not involve more than the normal risk of collectibility or present other unfavorable features. At December 31, 2001, the Banks had outstanding loans in the approximate amounts indicated to the directors, executive officers and shareholders or their respective affiliates as set forth below.

                                                Highest Balance      Balance
                                                  Outstanding      Outstanding
Name                          Position            During 2001     As Of FY-End
--------------------  ------------------------  ----------------  -------------

Walter W. Carroll     Director of the Company   $      1,745,384  $   1,675,336
                      and The Park Avenue
                      Bank

James L. Dewar, Jr.   Director of the Company   $      3,308,777  $   2,728,593
                      and of The Park Avenue
                      Bank

Thompson Kurrie, Jr.  Director of the Company   $        524,709  $     406,474
                      and of The Park Avenue
                      Bank

James B. Lanier, Jr.  Director of the Company   $        386,159  $     380,159
                      and of The Park Avenue
                      Bank

Paul E. Parker        Director of the Company   $      2,158,302  $      24,462
                      and of The Park Avenue
                      Bank

John M. Simmons       Director of the Company,  $      1,347,999  $     911,989
                      The Park Avenue Bank
                      and First Community Bank
                                                ----------------  -------------
Total:                                          $      9,471,330  $   6,127,013

     The Company utilizes the law firm of Coleman, Talley, Newbern, Kurrie, Preston & Holland to provide legal services to the Company and the Banks, which legal services include general legal services, as well as loan closing services. Thompson Kurrie, Jr., a director of the Company and The Park Avenue Bank, is a partner in this law firm. The law firm receives fees for general legal services, as well as legal fees earned in connection with loan closings, which fees are collected from the persons receiving the loans from the Banks. The Company believes the services obtained from Coleman, Talley, Newbern, Kurrie, Preston & Holland are on terms as favorable to the Company as could have been obtained from unaffiliated parties.

               SHAREHOLDER PROPOSALS FOR INCLUSION IN NEXT YEAR'S
                                 PROXY STATEMENT

     Proposals of shareholders intended to be presented at the Company's 2003 Annual Meeting of Shareholders must be received at the Company's principal executive offices by December 27, 2002 in order to be eligible for inclusion in the Company's proxy statement and form of proxy for that meeting.

                  OTHER SHAREHOLDER PROPOSALS FOR PRESENTATION
                          AT NEXT YEAR'S ANNUAL MEETING

     For any proposal that is not submitted for inclusion in next year's Proxy Statement, but is instead sought to be presented directly at the 2003 Annual Meeting of Shareholders, management will be able to vote proxies in its discretion if the Company: (i) receives notice of the proposal before the close of business on March 12, 2003, and advises shareholders in the 2003 Proxy Statement about the nature of the matter and how management intends to vote on such matter; or (ii) does not receive notice of the proposal prior to the close of business on March 12, 2003. Notices of intention to present proposals at the 2003 Annual Meeting of Shareholders should be addressed to Denise McKenzie, Secretary, PAB Bankshares, Inc., P. O. Box 3460, Valdosta, Georgia 31604-3460.

                                 ANNUAL REPORTS

     Copies of the Company's 2001 Annual Report to Shareholders and Annual Report on Form 10-K, which includes the Company's financial statements for the year ended December 31, 2001, are being mailed to all shareholders together with this Proxy Statement.

                              PAB BANKSHARES, INC.
                  PROXY FOR 2002 ANNUAL MEETING OF SHAREHOLDERS

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PAB BANKSHARES,
                                      INC.

     The undersigned shareholder hereby appoints Donald J. Torbert, Jr. and M. Burke Welsh, and each or either one of them with full power of substitution, as Proxies to represent and to vote, as designated below, all of the shares of common stock of PAB Bankshares, Inc. (the "Company") held of record by the undersigned on April 12, 2002, at the Annual Meeting of Shareholders (the "2002 Annual Meeting") to be held at the Company's offices, 3250 North Valdosta Road, Valdosta, Georgia, 31602, on Tuesday, May 28, 2002, at 10:00 a.m., local time, or any adjournment or postponement thereof.

     THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS YOU VOTE "FOR" THE FOLLOWING PROPOSALS:

1. The proposal to re-elect the four directors named below (the "Nominees"), to serve as members of the Company's Board of Directors until the 2005 Annual Meeting of Shareholders of the Company and until their successors are duly elected and qualified.

      Nominees:   R. Bradford Burnette, Thompson Kurrie, Jr., Kennith McLeod and
                  Paul E. Parker.

[ ]  FOR all Nominees listed above (except    [ ] Withhold authority to vote for
     as marked to the contrary below)             all Nominees listed above


      Instructions: To withhold authority to vote for any individual Nominee, write that Nominee's name in the following space provided:


      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

2. The proposal to approve Mauldin & Jenkins, LLC as the independent auditors for the fiscal year 2002.

         [ ]  FOR            [ ]  AGAINST          [ ]  ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such of the matters as may properly come before the 2002 Annual Meeting or any adjournment or postponement thereof.

     This Proxy revokes all prior proxies with respect to the 2002 Annual Meeting and may be revoked prior to its exercise. No proposal on the prior page is conditioned on or related to any other proposal.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED IN PROPOSAL 1, FOR THE APPOINTMENT OF AUDITORS NAMED IN PROPOSAL 2, AND IN THE DISCRETION OF THE PROXIES ON ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE FIRST MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.


DATED:
      ---------------------      -----------------------------------------------
                                 Signature
PLEASE MARK, SIGN, DATE
AND RETURN THIS PROXY
PROMPTLY USING THE ENCLOSED
ENVELOPE
                                 -----------------------------------------------
                                 Signature (if held jointly)

                                 NOTE: If stock is held in the name of two or more persons, all must sign. When signing as attorney, trustee, administrator, executor or guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer.